                                                                    EXHIBIT 10.1

                                STOCK PURCHASE
                                   AGREEMENT

                             ____________________


                                    BETWEEN

                           DEUCALION RESEARCH, INC.,
                                   as Seller

                                      AND

                               MICHAEL R. FARLEY
                                      and
                                FORREST L. METZ
                                as Purchasers,



                                April 20, 1999

                           STOCK PURCHASE AGREEMENT
                           ------------------------

                               Table of Contents
                               -----------------

Paragraph                Title                                                   Page
---------                -----                                                   ----
RECITALS........................................................................   -1-

     1.       The Purchase......................................................   -1-
              1.1      Agreement to Purchase....................................   -1-
              1.3      Closing..................................................   -2-


     2.       Actions on the Initial Closing Date...............................   -2-
              2.1      Directors................................................   -2-
              2.2      Officers.................................................   -2-
              2.3      The Purchasers Actions at Closing........................   -2-
              2.4      The Company's Actions at Closing.........................   -2-


     3.       Representations and Warranties....................................   -2-
              3.1      The Purchasers...........................................   -2-
              3.2      The Company..............................................   -3-


     4.       Conditions to Obligations of Parties..............................   -5-
              4.1      Conditions to the Obligations of the Company.............   -5-
              4.2      Conditions to Obligations of the Purchasers..............   -5-


     5.       Post Closing Events...............................................   -6-
              5.1      Meeting of Shareholders..................................   -6-
              5.2      Completion of Transactions...............................   -6-


     6.       Termination.......................................................   -6-
              6.1      Termination by Agreement.................................   -6-
              6.2      Termination upon Default.................................   -6-
              6.3      Automatic Termination....................................   -7-


     7.       Miscellaneous.....................................................   -7-
              7.1      Notice...................................................   -7-
              7.3      Survival of Representations..............................   -8-
              7.4      Benefit..................................................   -8-
              7.5      Fees.....................................................   -8-
              7.6      Waiver of Terms..........................................   -8-
              7.7      Modification.............................................   -8-
              7.8      Applicable Law...........................................   -8-
              7.9      Counterparts.............................................   -9-
              7.10     Status...................................................   -9-
              7.11     Finder's Fee.............................................   -9-


                                   EXHIBITS

Exhibit
-------
   A          Subscription Agreement (Farley)
   B          Subscription Agreement (Metz)
   C          Minutes of the Board of Directors of the Company

              ------------------------------

                           STOCK PURCHASE AGREEMENT
                           ------------------------


     THIS STOCK PURCHASE AGREEMENT is executed as of the 20th day of April, 1999 (hereinafter called the "Agreement"), by and between DEUCALION RESEARCH, INC. (hereinafter referred to as "the Company"), a North Dakota corporation, and MICHAEL R. FARLEY and FORREST L. METZ (hereinafter Messrs. Farley and Metz collectively referred to as "the Purchasers").

                                   RECITALS
                                   --------

WHEREAS:

     A. The Company is a corporation organized and existing under the laws of the State of North Dakota, having its principal place of business located in Williston, North Dakota.

     B.   The Purchasers are residents of the State of Arizona.

     C.   The Company has not conducted business operations for several years.

     D. The Purchasers have offered to purchase a number of shares of common stock of the Company that will equal 95.0 percent of the voting stock of the Company that will be outstanding upon closing of the transactions contemplated by this Agreement for an aggregate purchase price of $110,000. The Board of Directors of the Company deems it advisable and in the best interests of the Company and the shareholders of the Company that the Company sell such shares to the Purchasers pursuant to the provisions of this Agreement.

     NOW, THEREFORE, in consideration of the above premises and of the respective representations, warranties and agreements herein contained, the parties agree as follows:

1.   The Purchase

     1.1  Agreement to Purchase. The Purchasers hereby agree to purchase from
          ---------------------
the Company, and the Company hereby agrees to sell to the Purchasers, that number of shares of common stock of the Company that will equal 95.0 percent of the voting stock outstanding upon closing on that transactions contemplated by this Agreement (the "Company Shares") for an aggregate purchase price of $110,000.

     1.2  Assignment by Purchasers. The Purchasers may assign their right to
          ------------------------
receive all or part of the Company Shares to one or more designees.

     1.3  Closing. The completion of the initial purchase shall take place as
          -------
may be agreed between the parties, no later than June 30, 1999 (the "Termination Date"). The date of completion of the purchase shall be hereinafter referred to as the "Initial Closing Date."

 2.  Actions on the Initial Closing Date

     2.1  Directors. On the Initial Closing Date, the Directors of the Company
          ---------
shall resign and the Purchasers and/or their designees shall be elected as the Directors of the Company. The Board of Directors of the Company shall have approved Minutes or a Statement of Consent in substantially the form of Exhibit C, attached.

     2.2  Officers. On the Initial Closing Date, the current officers of the
          --------
Company shall resign and the Purchasers and/or their designees shall be elected as officers of the Company.

     2.3  The Purchasers Actions at Closing. On the Initial Closing Date, the
          ---------------------------------
Purchasers shall deliver to the Company:

          2.3.1 The Subscription Agreements in substantially the form of Exhibits A and B attached .

          2.3.2 $100,000 of the Purchase Price.

     2.4  The Company's Actions at Closing.  On the Closing Date the Company
          --------------------------------
shall deliver to the Purchasers:

          2.4.1 Certificates registered in the names of the Purchasers or their designees for the number of authorized but unissued shares of the Company's common stock, which, in any event, shall be not less than 998,000,000 shares.

          2.4.2 A certificate of good standing from the North Dakota Secretary of State.

          2.4.3 Such other certificates as the Purchasers reasonably may request.

          2.4.4 The financial statements described in Section 4.2.6.

          2.4.5 An agreement signed by Norman Jessen & Associates, Inc. under which the $93,411.94 owed by the Company would be satisfied through the issuance by the Company of common stock equal to 1% of the outstanding stock of the Company after completion of the transactions contemplated by this Agreement.

          2.4.6 An agreement signed by Friedlob Sanderson Raskin Paulson & Tourtillott, LLC under which the $38,835.74 owed by the Company would be satisfied through the issuance by the Company of Common Stock equal to 1/2 of 1% of the outstanding stock of the Company after completion of the transactions contemplated by this Agreement.

3.   Representations and Warranties

     3.1  The Purchasers. The Purchasers represent and warrant to the Company as
          --------------
follows:

          3.1.1 Corporate Powers, Compliance with Other Instruments,
                ---------------------------------------------------
Governmental Consents and Law. The Purchasers have the unconditional right,
-----------------------------
power and authority to execute, pursue and complete this Agreement, and neither the execution of this Agreement, nor the completion of the acts and events described in and/or contemplated by this Agreement, in accordance with its provisions, will alter the rights or remedies under or the condition or status of the Purchasers with respect to others, conflict with or constitute a default under or a breach or a violation of or grounds for termination of, or an event which, with the lapse of time or notice, could constitute a default under or breach or violation or grounds for termination, of any note, indenture, mortgage, deed of trust or other agreement or instrument to which the Purchasers or either of them, is a party or by which either of them is bound, nor any existing law, order, rule, regulation, writ, injunction or decree of any union or any government, governmental department, commission, board, bureau, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Purchasers or their properties. No consent, approval, authorization or order of any court or governmental agency or body or union or other body is required by the Purchasers to complete the transactions contemplated herein.

          3.1.2 Enforceability. This Agreement constitutes the valid and
                --------------
binding obligation of each of the Purchasers, enforceable against them in accordance with the terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors rights generally and general equitable principles.

          3.1.3 Subscription Agreements. The Purchasers will execute and deliver
                -----------------------
to the Company the Subscription Agreements in substantially the form of Exhibits A and B attached hereto.

          3.1.4 Actions of the Purchasers.  Prior to the Initial Closing Date,
                -------------------------
the Purchaser shall use their best efforts to complete the transaction contemplated in this Agreement.

     3.2 The Company. The Company represents and warrants to the Purchasers as follows:

          3.2.1 Organization and Good Standing.  The Company is a corporation
                ------------------------------
duly organized, validly existing and in good standing under the laws of the State of North Dakota. The Company has full power and authority, corporate and otherwise, to carry on its business as and where now conducted. The Company is not required to qualify as a foreign corporation in any state.

          3.2.2 Authorized Capitalization.  The authorized capital stock of the
                -------------------------
Company is 1,500,000,000 shares of $.0001 value common stock, of which 501,610,127 shares currently are outstanding and no shares of preferred stock are authorized. The Company has no outstanding rights, options, warrants, convertible securities, contracts or commitments or demands of any character which would require the original issuance or reissuance from treasury by the Company of any shares of its capital stock and the Company Shares will constitute 95.0 percent of the issued and outstanding shares of the voting stock of the Company upon completion of the transactions contemplated by this Agreement.

          3.2.3 Status of the Company Shares.  The Company Shares, when issued
                ----------------------------
pursuant to the terms hereof, will be duly authorized, legally and validly issued, fully-paid, and non-assessable.

          3.2.4 Corporate Powers, Compliance with Other Instruments,
                ---------------------------------------------------
Governmental Consents and Laws. The Company has the unconditional right, power
------------------------------
and authority execute, pursue and complete this Agreement and neither the execution of this Agreement, nor the completion of the acts and events described in and/or contemplated by this Agreement, in accordance with its provisions, will alter the rights or remedies under or the condition or status of the Company with respect to others, conflict with or constitute a default under or a breach or a violation of or grounds for termination of, or an event which, with the lapse of time or notice, could constitute a default under or breach or violation or grounds for termination of the articles of incorporation, as amended, or bylaws of the Company, or any note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound, nor, to the best of the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any union or any government, governmental department, commission, board, bureau, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Company or its properties. Except for compliance with the various state and federal securities laws and all necessary approvals by regulatory agencies with jurisdiction over said securities laws, no consent, approval, authorization or order of any court or governmental agency or body or union or other body is required by the Company to complete the transactions contemplated herein.

          3.2.5 The Company Information.  The Company has made information
                -----------------------
available to the Purchasers as set forth in the Subscription Agreements attached hereto as Exhibits A and B, such information being referred to herein as the "Available Information." The financial statements contained in the Available Information are accurate and complete and the Company has no liabilities, absolute or contingent, other than as described in the Available Information.

          3.2.6 No Subsequent Material Events.  Except for the transaction
                -----------------------------
contemplated hereby, there have been (1) no increases or commitments made or outstanding for the increases of salaries, fees or other forms of compensation of any employee, (2) no bonuses paid or incurred and no commitments made or outstanding for any such bonuses, (3) no loans made or agreed to be made to any person, firm or corporation, (4) no dividends or other distributions declared or paid, (5) no purchase or commitments for the purchase or redemption of any shares of outstanding capital stock,

(6) no capital expenditures and no commitments for capital expenditures and (7) no other material transactions.

          3.2.7 Filing with SEC. Not less than ten days prior to the Closing
                ---------------
Date the Company shall file with the Securities and Exchange Commission and mail to the Company's shareholders the information required by Rule 14f-1 under the Securities Exchange Act of 1934.

          3.2.8 Authorization by Directors; Enforceability.  The execution and
                ------------------------------------------
delivery of this Agreement and the completion of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally and general equitable principles.

4.   Conditions to Obligations of Parties

     4.1  Conditions to the Obligations of the Company.  The obligations of
          --------------------------------------------
the Company hereunder are, at the option of the Company, subject to compliance with and/or fulfillment of each of the following conditions prior to the Initial Closing Date.

          4.1.1 Representations.  The representations and warranties of the
                ---------------
Purchasers contained in this Agreement shall be true and correct on and as of the date hereof and the Initial Closing Date, with the same effect as though all such representations and warranties had been made on and as of such dates.

          4.1.2 Compliance.  All the terms, covenants and conditions hereof to
                ----------
be followed and performed by the Purchasers on or before the Initial Closing Date shall be fully and timely performed.

          4.1.3 No Errors or Misrepresentations.  On or before the Initial
                -------------------------------
Closing Date, the Company shall not have discovered any material error, mistake or omission in the representations and warranties made herein by the Purchasers.

          4.1.4 Consents; Actions.  All consents, approvals, authorizations,
                -----------------
waivers or orders of any court, tribunal, arbitrator or governmental agency or body or union required or necessary for the completion of the transactions contemplated by this Agreement shall have been obtained. No person, including, without limitation, any agency or department of any government unit or subdivision, shall have threatened any action against either the Purchasers or the Company to prevent, or as a result of, the completion of the transactions contemplated by this Agreement.

     4.2  Conditions to Obligations of the Purchasers.  The obligations of
          -------------------------------------------
the Purchasers hereunder are, at the option of the Purchasers, subject to compliance with and/or fulfillment of each of the following conditions prior to the Initial Closing Date.

          4.2.1 Representations. The representations and warranties of the
                ---------------
Company contained in this Agreement shall be true and correct on and as of the date hereof and Initial Closing Date, with the same effect as though all such representations and warranties had been made on and as of such dates.

          4.2.2 Compliance. All the terms, covenants and conditions hereof to be
                ----------
followed and performed by the Company on or before the Initial Closing Date shall be fully and timely performed.

          4.2.3 No Material Change.  There shall not have been any material
                ------------------
adverse change in the condition, financial or otherwise or net worth of the Company from that described in the Company Available Information.

          4.2.4 No Errors or Misrepresentations.  On or before the Initial
                -------------------------------
Closing Date, the Purchasers shall not have discovered any material error, mistake or omission in the representations and warranties made herein by the Company or in the information filed by the Company under Rule 14f-1 under the Securities Exchange Act of 1934.

          4.2.5 Consents; Actions.  All consents, approvals, authorizations,
                -----------------
waivers or orders of any court, tribunal, arbitrator or governmental agency or body or union required or necessary for the completion of the transactions contemplated by this Agreement shall have been obtained. No person, including, without limitation, any agency or department of any government unit or subdivision, shall have threatened any action against either the Company or the Purchasers to prevent, or as a result of, the completion of the transactions contemplated by this Agreement.

          4.2.6 Audit. The Company shall have delivered to the Purchasers
                -----
audited financial statements for the years ended December 31, 1998, 1997 and 1996 prepared in accordance with generally accepted accounting principles consistently applied and in a form acceptable for filing in a registration statement on Form S-1 under the Securities Act of 1933, as amended and reasonably acceptable to Purchasers.

5.   Post Closing Events

     5.1  Meeting of Shareholders. As soon as practicable after the Closing,
          -----------------------
the Purchaser will cause the Company to call a special meeting of its shareholders to consider, among other things, a recapitalization of the Company which may include a reverse stock split of a magnitude not yet determined, the election of directors, appointment of independent accountants and a change of domicile of the Company. The Purchasers do not intend to have the Company or others solicit proxies in connection with the special meeting of shareholders.

     5.2  Completion of Transactions. At the conclusion of the
          --------------------------
recapitalization, the Company will issue to the Purchasers that number of Company Shares not yet issued to the Purchasers so that, after the recapitalization, the Purchasers will own 95.0 percent of the issued and outstanding shares of the Company's voting securities and the Purchasers will pay to the Company the remaining $10,000 of the Purchase Price.

6.   Termination

     6.1  Termination by Agreement. This Agreement shall terminate if the
          ------------------------
Purchasers and the Board of Directors of the Company, prior to the Termination Date, decide that the transaction is un desirable and mutually agree to terminate this Agreement.

     6.2  Termination upon Default. If any party shall fail to use its best
          ------------------------
efforts to complete this Agreement and all conditions precedent thereto which are the responsibility of that party by the Termination Date, then such shall constitute an event of default under this Agreement. Upon the occurrence of an event of default hereunder, the non-defaulting party shall have the right to give notice to the defaulting party of the existence of the event of default no later than ten days after such event. If the defaulting party shall not have cured the event of default within 15 days of the date notice is given, the non-defaulting party shall have the right to terminate this Agreement and to recover from the defaulting party all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby, including reasonable attorneys' fees and other costs of collection.

     6.3  Automatic Termination. This Agreement shall terminate in the
          ---------------------
event the Agreement has not been completed by the Termination Date, unless extended by mutual agreement of the Company and the Purchasers, or unless notice of default under Section 6.2 hereof has been given.

7.   Miscellaneous

     7.1  Notice. Any notice, request, instruction or other document to be
          ------
given hereunder shall be in writing and, except as otherwise provided for herein, shall be delivered personally or sent by facsimile (with a confirmation of receipts) or certified mail as follows:


If to the Company:       DEUCALION RESEARCH, INC.
                         P.O. Box 1107
                         Williston, North Dakota  58802-1107
                         Fax Number: 701-774-8400

                         Attention:  President
with a copy to:

If to the Purchasers:    MICHAEL R. FARLEY and FORREST L. METZ


with a copy to:          Gerald Raskin
                         Raymond L. Friedlob
                         Friedlob Sanderson Raskin Paulson & Tourtillott, LLC
                         1400 Glenarm Place, Third Floor
                         Denver, Colorado 80202-5099


or to any subsequent address as to which the other party is advised in accordance with the foregoing.

      7.2   Assignability.  Except as otherwise provided in this Agreement, the
            -------------
rights and obligations of any party hereto may not be assigned or transferred to any other person without the consent of the other parties hereto.

      7.3   Survival of Representations.  The representations, warranties,
            ---------------------------
covenants and agreements herein contained shall survive the execution of this Agreement and the Initial Closing Date and the completion of the purchase for a period of one year from the Initial Closing Date.

      7.4   Benefit.  This Agreement shall be binding upon and shall inure to
            -------
the benefit of the Company and the Purchasers, and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the Company and the Purchasers and their successors and permitted assigns, any rights or remedies under or by reason thereof.

      7.5   Fees.  Except as otherwise provided herein, the Company and the
            ----
Purchasers shall pay their own costs and expenses incident to the negotiation, preparation and performance of this Agreement, and compliance with all agreements and conditions contained herein, including all fees, expenses and disbursements of their respective counsel, whether or not the transactions contemplated hereby are completed.

      7.6   Waiver of Terms.
            ---------------

            7.6.1 If any of the conditions specified in Section 4.1 of this Agreement hereof have not been satisfied, the Company may, nevertheless, at its election, proceed with the transactions contemplated hereby.

            7.6.2 If any of the conditions specified in Section 4.2 of this Agreement hereof have not been satisfied, the Purchasers may, nevertheless, at their election, proceed with the transactions contemplated hereby.

            7.6.3 Any election by the Company or the Purchasers to proceed pursuant to this Section 6.5 shall be evidenced by a certificate executed by an officer of the Company or the Purchasers as the case may be.

      7.7   Modification.  This Agreement cannot be modified, changed,
            ------------
discharged or terminated except by an instrument in writing, signed by the party against whom the enforcement of any waiver, change, discharge or termination is sought. This Agreement and the Subscription Agreements contain the entire understanding between the parties with respect to the transactions covered hereby.

      7.8   Applicable Law.  This Agreement will be construed and governed in
            --------------
accordance with the laws of the State of North Dakota.

      7.9   Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      7.10  Status.  "Status" as such term is used in this Agreement shall
            ------
denote whether there is a default or breach in specific contractual obligations and shall include a description of the character type of such default/breach and the amount thereof in terms of money, if applicable.

      7.11  Finder's Fee.  Each of the parties represents and warrants to each
            ------------
other that no broker or other person is entitled to a brokerage or finder's fee or commission or other compensation in respect to the execution of this Agreement and the completion of the transactions contemplated hereby. Each of the parties hereto agrees to indemnify and hold the other harmless against and in respect to any and all claims, losses, liabilities or expenses which may be asserted against such other party by any broker or other person who claims to be entitled to a brokerage or finder's fee or commission in respect of the execution of this Agreement and the completion of the transactions contemplated hereby by reason of his or its acting at the request of such party.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                  DEUCALION RESEARCH, INC.



                                  By_____________________________
                                    President


                                  THE PURCHASERS:


                                  _______________________________
                                  Michael R. Farley



                                  _______________________________
                                  Forrest L. Metz

                                   EXHIBIT A
                                   ---------



                           DEUCALION RESEARCH, INC.
                         (A NORTH DAKOTA CORPORATION)


SUBSCRIPTION AGREEMENT
----------------------

THE SECURITIES BEING OFFERED BY DEUCALION RESEARCH, INC. HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND ARE OFFERED UNDER AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH LAWS.

THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

This Subscription Agreement is entered for the purpose of MICHAEL R. FARLEY (the "Undersigned") acquiring __________ shares of $.0001 par value common stock (the "Securities") of DEUCALION RESEARCH, INC., a North Dakota corporation ("the Company" or the "Company") from the Company in exchange for consideration as set forth in the Stock Purchase Agreement to which this Subscription Agreement is attached as Exhibit A. It is understood that this Subscription Agreement is not binding until the Company accepts it in writing and then only in accordance with the terms of this Subscription Agreement.

     In connection with the Undersigned's acquisition of the Securities, the Undersigned represents and warrants to the Company as follows:

     The Undersigned has been provided, and has reviewed the following documents to the extent the Undersigned deemed necessary or appropriate (the "Available Information"):

     Describe Available Information In Detail;

     The Stock Purchase Agreement; and

     Such other information as the Undersigned may have requested of the Company regarding its past and current business, operations, management, and financial condition.

     The Securities are being acquired by the Undersigned for its own account and not on behalf of any other person or entity.

     The Securities are being acquired for investment purposes and not for resale or distribution.

     1. The Undersigned is not aware of the payment of any commission or other remuneration to any person in connection with the execution of this transaction or the purchase of the Securities.

     2. The Undersigned has reviewed the Available Information and is aware of the current situation whereby the Company owes significant sums to creditors and to certain officers, directors, and shareholders. The Undersigned reviewed the audit of the Company's financial statements for the three years ended September 30, 1998 and the qualified opinion issued by the Company's independent [accountants, and the liquidation basis accounting utilized in connection with the preparation of the Company's financial statements.] The Undersigned further understands that the Company is not currently engaged in business.

     3. The Company has given the Undersigned the opportunity to ask questions of and to receive answers from persons acting on the Company's behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Company, its business and financial condition which the Company possesses or can acquire without unreasonable effort or expense.

     4. The Undersigned understands that the Company has substantial liabilities which will survive the completion of the transactions contemplated by the Stock Purchase Agreement. The Undersigned further acknowledges and agrees that the initial obligation to pay the balance of the Purchasers Price as described in the Stock Purchase Agreement will survive the purchase of the Securities, and the Undersigned agrees that he intends to pay the balance of the Purchase Price as described in the Stock Purchase Agreement.

     5. The Undersigned's present financial condition is such that it is unlikely that it would be necessary for the Undersigned to dispose of any portion of the Securities in the foreseeable future.

     6. The Undersigned understands that the Securities being acquired hereby are and will continue to be restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended (the "Act") and applicable state statutes, and consents to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Company will cause its stock transfer records to note such restrictions.

     7.   The Undersigned understands and agrees that:

          (a) the Securities have not been registered under the Act or any state or foreign securities laws;

          (b) the Securities cannot be sold unless they are registered under the Act and any applicable state securities laws or unless an exemption from such registration requirements is available;

          (c) the Undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time because they have not been registered under the Act or any state securities laws;

          (d) The Company is the only person which may register the Securities under the Act and state securities statutes and the Company has not made any representations to the Undersigned regarding the registration of the Securities or compliance with Regulation A or some other exemption under the Act;

          (e) the Undersigned will not sell or attempt to sell the Securities without registration under the Act and any applicable state securities laws, unless exemptions from such registration requirements are available and the Undersigned has satisfied the Company that an exemption is available for such sale;

          (f) The Company shall have the right to issue stop transfer instructions to its transfer agent to bar the transfer of any of the certificates representing the Securities except in accordance with the Act.

     8. The Undersigned acknowledges and understands that there is no, and may never be, a market for the Securities. If such an active market should develop (of which there can be no assurance), the Undersigned will only be able to resell the Securities pursuant to the provisions of Rule 144 (the "Rule") if the exemption from registration provided by the Rule is in fact available at the time that the Undersigned desires to sell the Securities. In case the Rule is not applicable, any sales may be made only pursuant to an effective registration statement or an available exemption from registration.

     9. The Undersigned agrees to disclose to any proposed buyer or transferee of the Securities the restrictions relating to the sale or transfer of the Securities being purchased hereby.

     10. This Subscription Agreement shall be irrevocable unless it is rejected by the Company. By the Undersigned's execution below, it is acknowledged and understood that the Company is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

     11. The Undersigned has reviewed the terms of this Subscription Agreement and all of the Available Information with his tax and financial advisors to the extent the Undersigned deems such consultation appropriate, and the Undersigned has also consulted with such advisors with regard to the advisability of this investment to the extent deemed appropriate. The undersigned has relied on its own investigation and upon its advisors with respect to issues regarding the acquisition of the Company's common stock, including tax aspects and the merit of the investment, and has not relied on any representations made by the Company or the officers or directors of the Company.

     12. The Undersigned hereby represents that an investment in the Securities is a suitable investment for it, taking into consideration the restrictions on transferability and the other considerations affecting the Securities and the Company as described herein and in the documents attached hereto, and in the investigation that the Undersigned has made.

     13. This Agreement may be amended or modified only in writing signed by the parties hereto. No evidence shall be admissible in any court concerning any alleged oral amendment hereof. The Stock Purchase Agreement and this Agreement fully integrate all prior agreements and understandings between the parties concerning their subject matter.

     14. This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

     15. Each party hereto agrees for itself, its successors and permitted assigns to execute any and all instruments necessary for the fulfillment of the terms of this Agreement.

     16. This Agreement is made under, shall be construed in accordance with and shall be governed by the laws of the State of North Dakota.

     IN WITNESS WHEREOF, subject to acceptance by the Company, the Undersigned has completed this Subscription Agreement and tendered payment as set forth above to evidence the Undersigned's commitment to purchase the Securities as set forth above.

                                    (Undersigned)


                                    --------------------------
                                    MICHAEL R. FARLEY

SUBSCRIPTION ACCEPTED AND RECEIPT OF CONSIDERATION ACKNOWLEDGED:

                                    DEUCALION RESEARCH, INC.



______________, 1999                By____________________________
                                      President

                                   EXHIBIT B
                                   ---------



                           DEUCALION RESEARCH, INC.
                         (A NORTH DAKOTA CORPORATION)


SUBSCRIPTION AGREEMENT
----------------------

THE SECURITIES BEING OFFERED BY DEUCALION RESEARCH, INC. HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS AND ARE OFFERED UNDER AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH LAWS.

THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

This Subscription Agreement is entered for the purpose of FORREST L. METZ (the "Undersigned") acquiring __________ shares of $.0001 par value common stock (the "Securities") of DEUCALION RESEARCH, INC., a North Dakota corporation ("the Company" or the "Company") from the Company in exchange for consideration as set forth in the Stock Purchase Agreement to which this Subscription Agreement is attached as Exhibit B. It is understood that this Subscription Agreement is not binding until the Company accepts it in writing and then only in accordance with the terms of this Subscription Agreement.

     In connection with the Undersigned's acquisition of the Securities, the Undersigned represents and warrants to the Company as follows:

     The Undersigned has been provided, and has reviewed the following documents to the extent the Undersigned deemed necessary or appropriate (the "Available Information"):

     Describe Available Information In Detail;

     The Stock Purchase Agreement; and

     Such other information as the Undersigned may have requested of the Company regarding its past and current business, operations, management, and financial condition.

     The Securities are being acquired by the Undersigned for its own account and not on behalf of any other person or entity.

     The Securities are being acquired for investment purposes and not for resale or distribution.

     1. The Undersigned is not aware of the payment of any commission or other remuneration to any person in connection with the execution of this transaction or the purchase of the Securities.

     2. The Undersigned has reviewed the Available Information and is aware of the current situation whereby the Company owes significant sums to creditors and to certain officers, directors, and shareholders. The Undersigned reviewed the audit of the Company's financial statements for the three years ended September 30, 1998 and the qualified opinion issued by the Company's independent [accountants, and the liquidation basis accounting utilized in connection with the preparation of the Company's financial statements.] The Undersigned further understands that the Company is not currently engaged in business.

     3. The Company has given the Undersigned the opportunity to ask questions of and to receive answers from persons acting on the Company's behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Company, its business and financial condition which the Company possesses or can acquire without unreasonable effort or expense.

     4. The Undersigned understands that the Company has substantial liabilities which will survive the completion of the transactions contemplated by the Stock Purchase Agreement. The Undersigned further acknowledges and agrees that the initial obligation to pay the balance of the Purchasers Price as described in the Stock Purchase Agreement will survive the purchase of the Securities, and the Undersigned agrees that he intends to pay the balance of the Purchase Price as described in the Stock Purchase Agreement.

     5. The Undersigned's present financial condition is such that it is unlikely that it would be necessary for the Undersigned to dispose of any portion of the Securities in the foreseeable future.

     6. The Undersigned understands that the Securities being acquired hereby are and will continue to be restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act of 1933, as amended (the "Act") and applicable state statutes, and consents to the placement of an appropriate restrictive legend or legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Company will cause its stock transfer records to note such restrictions.

     7.   The Undersigned understands and agrees that:

          (a) the Securities have not been registered under the Act or any state or foreign securities laws;

          (b) the Securities cannot be sold unless they are registered under the Act and any applicable state securities laws or unless an exemption from such registration requirements is available;

          (c) the Undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time because they have not been registered under the Act or any state securities laws;

          (d) The Company is the only person which may register the Securities under the Act and state securities statutes and the Company has not made any representations to the Undersigned regarding the registration of the Securities or compliance with Regulation A or some other exemption under the Act;

          (e) the Undersigned will not sell or attempt to sell the Securities without registration under the Act and any applicable state securities laws, unless exemptions from such registration requirements are available and the Undersigned has satisfied the Company that an exemption is available for such sale;

          (f) The Company shall have the right to issue stop transfer instructions to its transfer agent to bar the transfer of any of the certificates representing the Securities except in accordance with the Act.

     8. The Undersigned acknowledges and understands that there is no, and may never be, a market for the Securities. If such an active market should develop (of which there can be no assurance), the Undersigned will only be able to resell the Securities pursuant to the provisions of Rule 144 (the "Rule") if the exemption from registration provided by the Rule is in fact available at the time that the Undersigned desires to sell the Securities. In case the Rule is not applicable, any sales may be made only pursuant to an effective registration statement or an available exemption from registration.

     9. The Undersigned agrees to disclose to any proposed buyer or transferee of the Securities the restrictions relating to the sale or transfer of the Securities being purchased hereby.

     10. This Subscription Agreement shall be irrevocable unless it is rejected by the Company. By the Undersigned's execution below, it is acknowledged and understood that the Company is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

     11. The Undersigned has reviewed the terms of this Subscription Agreement and all of the Available Information with his tax and financial advisors to the extent the Undersigned deems such consultation appropriate, and the Undersigned has also consulted with such advisors with regard to the advisability of this investment to the extent deemed appropriate. The undersigned has relied on its own investigation and upon its advisors with respect to issues regarding the acquisition of the Company's common stock, including tax aspects and the merit of the investment, and has not relied on any representations made by the Company or the officers or directors of the Company.

     12. The Undersigned hereby represents that an investment in the Securities is a suitable investment for it, taking into consideration the restrictions on transferability and the other considerations affecting the Securities and the Company as described herein and in the documents attached hereto, and in the investigation that the Undersigned has made.

     13. This Agreement may be amended or modified only in writing signed by the parties hereto. No evidence shall be admissible in any court concerning any alleged oral amendment hereof. The Stock Purchase Agreement and this Agreement fully integrate all prior agreements and understandings between the parties concerning their subject matter.

     14. This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

     15. Each party hereto agrees for itself, its successors and permitted assigns to execute any and all instruments necessary for the fulfillment of the terms of this Agreement.

     16. This Agreement is made under, shall be construed in accordance with and shall be governed by the laws of the State of North Dakota.

     IN WITNESS WHEREOF, subject to acceptance by the Company, the Undersigned has completed this Subscription Agreement and tendered payment as set forth above to evidence the Undersigned's commitment to purchase the Securities as set forth above.

                                    (Undersigned)


                                     _______________________________________
                                     FORREST L. METZ

SUBSCRIPTION ACCEPTED AND RECEIPT OF CONSIDERATION ACKNOWLEDGED:

                                    DEUCALION RESEARCH, INC.



__________________, 1999            By____________________________
                                      President

                                   EXHIBIT C
                                   ---------

          Minutes or Consent of the Board of Directors of The Company
                            Pursuant to Section 2.1

                                      -6-